Note 9. Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2011
Debt and Capital Leases Disclosures [Text Block]

9. Debt and Capital Lease Obligations

The composition of debt and capital lease obligations is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Senior Secured Notes due December 15, 2017, 9% interest
payable semi-annually on June 15 and December 15	$ 260,000	$ 260,000
Senior Subordinated Notes due February 1, 2014, 9 1/4% interest
payable semiannually on February 1 and August 1	-	176,095
Capital leases	5,322	6,771
	265,322	442,866
Current maturities	(1,715)	(178,302)
	$ 263,607	$ 264,564

At December 31, 2011, the schedule of principal payments of debt is as follows:

2012		1,715
2013		1,545
2014		1,257
2015		655
2016		150
2017		260,000
Thereafter		-

The Senior Subordinated Notes due 2014 were adjusted to estimated fair value as of the Acquisition Date.  On February 1, 2011, the outstanding principal of $172,327 and a call premium of $2,657, along with $8,688 of accrued interest, was paid from assets placed and irrevocably held in trust at December 3 and December 31, 2010 for this redemption.

Interest of $33,980 was paid for year ended December 31, 2011, $70 for the period from December 3, 2010 through December 31, 2010, and $21,134 for the period from January 1, 2010 through December 2, 2010, and $19,957 for the year ended December 31, 2009.

Senior Secured Notes due 2017

On December 3, 2010, Merger Sub issued $260,000 in aggregate principal of 9% Senior Secured Notes due 2017 (the “Senior Secured Notes” or the “Notes”) under an indenture by and among Thermadyne, the guarantors of the Senior Secured Notes and U.S. Bank National Association, as trustee and collateral trustee (the “Indenture”). The net proceeds from this issuance, together with funds received from the equity investments made by affiliates of IPC, its co-investors and certain members of Thermadyne management, were used to finance the Acquisition of Thermadyne, to redeem the Senior Subordinated Notes due 2014, and to pay the transaction related expenses.  The Notes bear interest at a rate of 9% per annum, which is payable semi-annually in arrears on June 15 and December 15, commencing on June 15, 2011.  Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.  The Notes will mature on December 15, 2017.

The Senior Secured Notes are fully and unconditionally guaranteed, jointly and severally, by each of Thermadyne’s existing and future domestic subsidiaries and by its Australian subsidiaries Thermadyne Australia Pty Ltd. and Cigweld Pty Ltd.  The Senior Secured Notes and guarantees are secured, subject to permitted liens and except for certain excluded assets, on a first priority basis by substantially all of Thermadyne’s and the guarantors’ current and future property and assets (other than accounts receivable, inventory and certain other related assets that secure, on a first priority basis, Thermadyne’s and the guarantors’ obligations under Thermadyne’s Working Capital Facility (as defined below)), including the capital stock of each subsidiary of Thermadyne (other than immaterial subsidiaries), which, in the case of non-guarantor foreign subsidiaries, is limited to 65% of the voting stock and 100% of the non-voting stock of each first-tier foreign subsidiary, and on a second priority basis, by substantially all the collateral that secures the Working Capital Facility on a first priority basis.

The Senior Secured Notes and the guarantees rank equal in right of payment with any of Thermadyne’s and the guarantors’ senior indebtedness, including indebtedness under the Working Capital Facility.  The Notes and the guarantees rank senior in right of payment to any of the Company’s and the guarantors’ existing and future indebtedness that is expressly subordinated to the Notes and the guarantees and are effectively senior to any unsecured indebtedness to the extent of the value of the collateral for the Notes and the guarantees.  The Notes and the guarantees will be effectively junior to the Company’s and the guarantors’ obligations under the Working Capital Facility to the extent the Company’s and the guarantors’ assets secure such obligation on a first priority basis and are effectively junior to any secured indebtedness that is either secured by assets that are not collateral for the Notes and the guarantees or secured by a prior lien in the collateral for the Notes and the guarantees, in each case, to the extent of the value of the assets securing such indebtedness.

On or after December 15, 2013, Thermadyne may redeem all or a part of the Senior Secured Notes at redemption prices set forth in the Indenture (expressed as a percentage of principal amount of Notes to be redeemed) ranging from 106.75% to 100%, depending on the date of redemption.  At any time prior to December 15, 2013, the Company may redeem, subject to applicable notice and other requirements:

•         during each twelve-month period commencing with the issue date, up to 10% of the original aggregate principal amount of Notes at a redemption price of 103%;

•         all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus a “make-whole” premium, as determined in accordance with the Indenture; and

•         on one or more occasions, at its option, up to 35% of the original aggregate principal amount of Notes issued, at a redemption price of 109% of the aggregate principal amount of the Notes to be redeemed, with the net cash proceeds of one or more equity offerings of Thermadyne or any of its direct or indirect parents to the extent such proceeds are received by or contributed to Thermadyne.

 In addition to the applicable redemption prices, for each redemption the Company must also pay accrued and unpaid interest and special interest, if any, to but excluding the applicable redemption date.  If the Company sells certain assets or experiences specific kinds of changes of control, it must offer to repurchase the Notes.

The Senior Secured Notes contain customary covenants and events of default, including covenants that, among other things, limit the Company’s and its restricted subsidiaries’ ability to incur additional indebtedness, pay dividends on, repurchase or make distributions in respect of its capital stock or make other restricted payments, make certain investments, loans or advances, sell, transfer or otherwise convey certain assets, and create liens.

 Upon a change of control, as defined in the Indenture, each holder of the Senior Secured Notes has the right to require the Company to purchase the Senior Secured Notes at a purchase price in cash equal to 101% of the principal, plus accrued and unpaid interest.

On March 6, 2012, the Company issued $100 million in aggregate principal amount of 9% Senior Secured Notes due 2017 (the “Additional Notes”) at par plus accrued but unpaid interest since December 15, 2011. The Additional Notes mature on December 15, 2017 and were issued as “additional notes” pursuant to the Indenture. Prior to the issuance of the Additional Notes, $260 million aggregate principal amount of 9% Senior Secured Notes due 2017 were outstanding (the “Original Notes” and together with the Additional Notes, the “Notes”). The Indenture provides that the Additional Notes are general senior secured obligations of the Company and are fully and unconditionally guaranteed on a senior secured basis by each our existing and future domestic subsidiaries (other than immaterial subsidiaries) and certain of our Australian subsidiaries. The Original Notes and the Additional Notes are treated as a single series under the Indenture and are therefore subject to the same terms, conditions and rights under the Indenture.

On February 27, 2012, the Company, the guarantors party to the Indenture and the Trustee entered into the First Supplemental Indenture to amend the terms of the Indenture to modify the restricted payments covenant to increase the restricted payments basket to $100 million in order to permit the Company to use the proceeds of the Additional Notes to pay a cash dividend of $93.5 million to the Company’s parent company to allow it to redeem a portion of its outstanding Series A preferred stock and to pay fees and expenses related to the offering of the Additional Notes and the related consent solicitation required to amend the Indenture in connection with the offering.. The First Supplemental Indenture became operative on March 6, 2012 upon the issuance of the Additional Notes, at which time the Company made a cash payment of $20 per $1,000 in principal amount of Original Notes, or a total aggregate payment of $5.2 million, to Holders of such notes in connection with the solicitation of consents to amend the Indenture.

Working Capital Facility

On December 3, 2010, Thermadyne entered into a Fourth Amended and Restated Credit Agreement (the “GE Agreement”) with General Electric Capital Corporation as lender and administrative agent (the “Working Capital Facility”). The Working Capital Facility provides for borrowings not to exceed $60,000, including up to $10,000 for letters of credit and swingline loans, subject to borrowing base capacity. Provided that no default is then existing or would arise therefrom, Thermadyne has the option to increase commitments under the Working Capital Facility by up to $25,000. The Working Capital Facility matures on December 2015.

The Indenture governing the Senior Secured Notes limits the aggregate principal amount outstanding at any one time under the Working Capital Facility to the greater of $60,000 or the borrowing under the borrowing base capacity determined as:

•         85% of the aggregate book value of eligible accounts receivable consisting of the receivables from U.S., Canadian, and Australian-based customers; plus

•         the lesser of (a) 85% of the aggregate net orderly liquidation value of eligible inventory consisting of the U.S. and Australian-based inventories (subject to certain reserves and adjustments) multiplied by a percentage representing the net orderly liquidation value of the book value of such inventory and (b) 65% of the aggregate book value of the sum of the eligible inventory.

For the first six months following the closing date of the Acquisition, borrowings under the Working Capital Facility bore interest at a rate per annum of LIBOR, plus 2.75%.  Thereafter, the applicable margins under the Working Capital Facility will adjust based on average excess borrowing availability under the Working Capital Facility. If the average excess borrowing availability is greater than or equal to $25,000, the applicable interest rate will be LIBOR plus 2.75%. If the average excess borrowing availability is less than $25,000, the applicable margin will be LIBOR plus 3.0%.  Thermadyne has the option to have borrowings bear interest at a base rate plus applicable margins as set forth in the GE Agreement.

Commitment fees are payable in respect of unutilized commitments at (i) 0.75% per annum if outstanding loans and letters of credit are less than 50% of the aggregate amount of such commitments or (ii) 0.50% if the outstanding loans and letters of credit are greater than 50% of the aggregate amount of such commitments.

If at any time the aggregate amount of outstanding loans (including swingline loans), unreimbursed letter of credit drawings and undrawn letters of credit under the Working Capital Facility exceeds the lesser of (i) the aggregate commitments under the Working Capital Facility and (ii) the borrowing base, the Company will be required to repay outstanding loans and then cash collateralize letters of credit in an aggregate amount equal to such excess, with no reduction of the commitment amount.

 All obligations under the Working Capital Facility are unconditionally guaranteed by Technologies and substantially all of the Company’s existing and future, direct and indirect, wholly-owned domestic subsidiaries and its Australian subsidiaries Thermadyne Australia Pty Ltd. and Cigweld Pty Ltd. The Working Capital Facility is secured, subject to certain exceptions, by substantially all of the assets of the guarantors and Technologies, including a first priority security interest in substantially all accounts receivable and other rights to payment, inventory, deposit accounts, cash and cash equivalents and a second priority security interest in all assets other than the Working Capital Facility collateral.

The Working Capital Facility has a minimum fixed charge coverage ratio test of 1.1 if the excess availability under the Facility is less than $9,000 (which minimum amount will be increased or decreased proportionally with any increase or decrease in the commitments thereunder). In addition, the Working Capital Facility  includes negative covenants that limit the Company’s ability and the ability of Technologies and certain subsidiaries to, among other things: incur, assume or permit to exist additional indebtedness or guarantees; grant liens; consolidate, merge or sell all or substantially all of the Company’s assets; transfer or sell assets and enter into sale and leaseback transactions; make certain loans and investments; pay dividends, make other distributions or repurchase or redeem the Company’s or Technologies’ capital stock; and prepay or redeem certain indebtedness.

At December 31, 2011, $1,416 of letters of credit and no borrowings under the Working Capital Facility were outstanding, and the unused availability, net of letters of credit, was $53,003.

The Company’s weighted average interest rate on its short-term borrowings was 4.78% for the year ended December 31, 2011, 5.71% for the period from January 1, 2010 through December 2, 2010 and 6.45% for the year ended December 31, 2009, respectively.  There were no borrowings under the Working Capital Facility during the period from December 3, 2010 through December 31, 2010.

In connection with the Additional Notes offering, GE Capital Corporation agreed to amend the credit agreement to allow the Company, among other things, to issue the Additional Notes and use the net proceeds as described above. The amendment became effective concurrently with the consummation of the offering of Additional Notes on March 6, 2012.

Covenant Compliance

Failure to comply with the Company’s financial covenants in future periods would result in defaults under the Company’s credit agreements unless covenants are amended or defaults are waived.  The most restrictive financial covenant is the “fixed charge coverage” covenant under the Working Capital Facility, which requires cash flow, as defined, to be at least 1.10 of fixed charges, as defined.  Compliance is measured quarterly based on the trailing four quarters.  A default under the Working Capital Facility would constitute a default under the Senior Secured Notes.

At December 31, 2011, the Company was in compliance with its financial covenants. The Company expects to remain in compliance.

Second Lien Facility

On August 14, 2009, the Company entered into the 2009 Amended and Restated Second Lien Facility Agreement with the agent and the lenders party thereto (the “Amended Second Lien Facility Agreement”). The Amended Second Lien Facility Agreement refinanced the loans outstanding under the Second Lien Facility Agreement dated July 29, 2004. Under the Amended Second Lien Facility Agreement, the Company issued a new $25,000 Second Lien Facility at 92.346% of the face amount, repaid the $14,000 balance of the Second Lien Facility and realized $9,000 of net proceeds. The maturity date was extended from November 7, 2010 to November 30, 2012. The applicable interest rate was changed to, at the Company’s option, (a) the greater of LIBOR or 6%, plus 6% or (b) the greater of the prime rate, the federal funds rate plus one half of 1.00% or 6%, plus 6%. At issuance and through its retirement in 2010, the interest rate payable was 12%, and the effective interest rate, including amortization of the issuance discount, was 15%. Prior to this amendment, the interest rate on this Facility during the period of 2008 through August 14, 2009 was LIBOR plus 2.75%. The lender for the Second Lien Facility was an affiliate of the holder of approximately 33% of the Predecessor Company’s outstanding shares of common stock. The lenders under the previous Second Lien Facility Agreement and additional entities each became lenders under the Amended Second Lien Facility Agreement.

In June 2010, Predecessor Thermadyne voluntarily repaid all of the remaining second lien indebtedness due November 30, 2012 and terminated the related credit agreement. The prepayment was funded primarily with borrowings under the Company’s Working Capital Facility.

Senior Subordinated Notes Due 2014

On December 3, 2010, Thermadyne called for redemption of the $172,327 aggregate outstanding 9¼% Senior Subordinated Notes due 2014 on February 1, 2011 at a price of 101.542% plus accrued and unpaid interest. Thermadyne irrevocably deposited with the trustee funds sufficient to pay the Redemption Price of the Senior Subordinated Notes.

Thermadyne remained the primary obligor of the Senior Subordinated Notes through February 1, 2011.  Accordingly, the Senior Subordinated Notes and related assets placed with the trustee remain on Thermadyne’s balance sheet, and are classified as current at December 31, 2010.  Successor Thermadyne’s opening balance sheet at December 3, 2010 includes the fair value of the Senior Subordinated Notes due 2014 at that date of $177,066.

The trustee acknowledged the satisfaction and discharge of the indenture as of December 3, 2010 and has informed the Company the Senior Subordinated Notes were paid on February 1, 2011.

The Senior Subordinated Notes accrued interest at the rate of 9 1/4% per annum payable semi-annually in arrears on February 1 and August 1 of each year.

The indenture provided for the payment of an additional special interest adjustment based on the Company’s consolidated leverage ratio.  During the period from January 1, 2011 until the debt’s redemption on February 1, 2011, the quarterly special interest adjustment resulted in additional interest expense of $36. The quarterly special interest adjustment resulted in additional interest expense of $101 for the period from December 3, 2010 through December 31, 2010, $2,711 for the period from January 1, 2010 through December 2, 2010 and $1,528 for the year ended December 31, 2009.

Interest on the Senior Subordinated Notes due 2014, excluding the special interest adjustment, totaled $1,328 for the period from January 1, 2011 until the debt’s redemption on February 1, 2011.  Interest on the Senior Subordinated Notes due 2014 totaled $1,364 from December 3, 2010 through December 31, 2010.  During the period from January 1, 2011 until the debt’s redemption on February 1, 2011, $1,110 of the fair value premium recorded for the Senior Subordinated Notes was amortized as a reduction of interest expense.  During the period December 3, 2010 through December 31, 2010, $971 of the fair value premium recorded for the Senior Subordinated Notes was amortized as a reduction of interest expense.